Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 29, 2011
to the Prospectuses Dated February 1, 2011

The following information supplements and amends the information in the Prospectus regarding Security Alpha Opportunity Fund (the “Fund”):

Until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). Of course, a shareholder may sell (or “redeem”) shares at any time (please see “Selling Shares” for more information). As noted in the Fund's shareholder report dated September 30, 2010, the Fund is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund realizing values that are materially different from those reflected in the Fund’s financial statements, which would materially affect the Fund’s net asset value (either positively or negatively). The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Fund’s custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. As a result, the Fund is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, and it is currently unable to rebalance its portfolio by reallocating the Fund’s assets to its sub-portfolios in accordance with the target allocations set forth in the “Principal Investment Strategies” section of the Fund’s Prospectus. The Fund may rebalance its portfolio from time to time, however, in a manner that differs from the target allocations. Overall, this may significantly affect the Fund’s ability to meet its investment objective. The Fund is uncertain when it will resume its full investment program. Information about this matter is available in the Fund’s annual report.

Please Retain This Supplement For Future Reference